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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                             Date of Report (Date of
                   Earliest event reported): October 28, 1999

                                   OPTEL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                           95-4495524
---------------------------------                -------------------------------
(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation or organization)                Number)

                                    333-24881
                            ------------------------
                            (Commission File Number)

           1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5.       OTHER MATERIALLY IMPORTANT EVENTS

              On October 28, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing Registrant's voluntary Chapter 11 filing in the United States Bankruptcy Court in Delaware.

              As an additional item, Registrant reports that the Board of Directors of OpTel, Inc. is reconstituted as follows:

                  R. Douglas Leonhard       -         Chairman
                  Frederick W. Benn         -         Vice Chairman
                  Michael E. Katzenstein    -         Director
                  Alain Michel              -         Director

ITEM 7.       EXHIBITS

              Press Release, dated October 28, 1999.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         October 28, 1999

                                  OpTel, Inc.
                                  -----------
                                  (Registrant)


                                  By: /s/ SCOTT V. WILLIAMS
                                      ------------------------------------------
                                      Name:  Scott V. Williams
                                      Title: Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit
  No.                      Description
-------                    -----------
99.1                       Press Release, dated October 28, 1999